UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2017

SanSal Wellness Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-191251	99-0375676
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6610 North University Drive #220, Fort Lauderdale, FL	33321
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 722-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As used in this Form 8-K/A Amendment No. 1 to Current Report on Form 8-K (this “Report”), originally filed with the Securities and Exchange Commission on October 2, 2017 and unless otherwise indicated, the terms “the Company,” “we,” “us” and “our” refer to SanSal Wellness Holdings, Inc. f/k/a Armeau Brands Inc. and, unless the context otherwise requires, its subsidiary, 271 Lake Davis Holdings, LLC, a Delaware limited liability company d/b/a/ SanSal Wellness (“SanSal”). All share and per share information in this Report gives pro forma effect to the implementation of a six for one forward stock split effective November 9, 2017.

This Report amends the original filing to disclose (a) the historical financial statements of SanSal and the proforma financial information required by Items 9.01 (a) and (b) of Form 8-K; and (b) a change in the Company’s fiscal year.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth in Item 2.01 of this Report is incorporated into this item by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 27, 2017 (“Closing”), the Company entered into a Securities Exchange Agreement (the “Exchange Agreement”) with all the members of SanSal (the “Members”), pursuant to which SanSal became a wholly-owned subsidiary of the Company (the “SanSal Acquisition”).

Founded in 2015, SanSal is a Colorado-based producer of natural rich-hemp products, using strict natural protocols and materials yielding broad spectrum phytocannabinoid rich hemp oils, distillates and isolates. On the SanSal farm located in the high-altitude foothills of the Rocky Mountains in southwest Colorado, SanSal grows hemp plants rooted in purity. SanSal’s proprietary genetic plants are cultivated from tissue cultures and clones using sustainable farming practices that preserve soil integrity and conserve precious Rocky Mountain water. SanSal uses neither any pesticides nor any non-natural fertilizers. SanSal is committed to natural cultivation and protecting the soil. SanSal believes that it offers superior quality natural-grown whole plant broad spectrum phytocannabinoid hemp oils and extracts in various strengths and formulations, including oils formulated to customer specifications. SanSal is licensed by the Colorado Department of Agriculture to grow industrial hemp pursuant to Federal law on its farm.

Pursuant to the Exchange Agreement, we acquired all the outstanding limited liability company interests of SanSal in exchange for the issuance to SanSal’s members, pro rata, of 46,800,000 “restricted” shares of our common stock, whereupon the holder of the Company’s currently outstanding 45,000,000 “restricted” shares of common stock contributed those shares to the capital of the Company for cancellation. As a result of completion of the SanSal Acquisition, a “Change in Control” of the Company has taken place.

At Closing, Alexander M. Salgado and Erduis Sanabria, the members of SanSal’s management team, were appointed to the Company’s board of directors and as the Company’s Chief Executive Officer and Executive Vice President, respectively. Jaitegh Singh, Armeau’s President, then stepped down from such office and as a director, but continues with the Company as Vice President and Secretary.

Alexander M. Salgado, 51, co-founded SanSal and his served as its Chief Executive Officer since its inception in January 2015.  From 2013 to 2015, Mr. Salgado was the Chief Operating Officer of IXE Agro USA LLC, a division of a multi-national conglomerate of firms involved in the agricultural industry focused on the growing, marketing, shipping and selling of fresh produce throughout the Americas. From 2006 to 2013, Mr. Salgado was the President of Protex Investment Group LLC from 2006 to 2013, a real estate acquisition and management consultation company. Since 2000, Mr. Salgado, a board licensed Certified Public Accountant has also served as President of Alexander M. Salgado, CPA, PA, an accounting, tax and consulting firm located in Miami, Florida. Mr. Salgado holds a Bachelor’s degree in Accounting from Florida International University.

Erduis Sanabria, 45, co-founded SanSal and has served as its Executive Vice President since its inception in January 2015.  From December 2012 to August 2014, Mr. Sanabria served as the Managing Member of Pam Exchange Recycling, LLC, a company he co-founded engaged in the business of recycling aluminum products in the Dominican Republic.  During that same period, Mr. Sanabria served as Manager of Pam Exchange, LLC, a South Florida based diamond and watch trading company he founded in May 2010.

At Closing, the Company entered into employment agreements with each of Messrs. Salgado and Sanabria. Each employment agreement provides for a three-year rolling term, base salary of $150,000, increasing to $250,000 on April 1, 2018 and a grant of 1,000,000 vested options under the Company’s 2017 Stock Incentive Plan (the “Incentive Plan”), which was also adopted at Closing. The options are exercisable at any time during the ten (10) year period commencing on the date of grant, at an exercise price of $0.083 per share and are otherwise subject to the terms of the Incentive Plan. The employment agreements also contain customary confidentiality, non-competition and change in control provisions.

At Closing, former SanSal Members, who now hold an aggregate of 26,674,500 shares of our common stock (or 44.1% of our outstanding common stock after giving effect to the consummation of the SanSal Acquisition and the other transactions described herein), including Messrs. Salgado and Erduis, entered into a five-year voting agreement (the “Voting Agreement”), pursuant to which Messrs. Salgado and Erduis will have the right to direct the voting of their shares on all matter presented to shareholders as a vote.

Contemporaneously with completion of the SanSal Acquisition, we sold 340,000 “restricted” shares of our common stock at a purchase price of $0.50 per share to four “accredited investors” in a private offering (the “Private Offering”). The proceeds from the sale of the shares in the Private Offering are being used for working capital and other general corporate purposes.

The shares of our common stock issued in the SanSal Acquisition and the Private Offering were issued and sold pursuant to the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and Regulation D thereunder.

Following completion of the SanSal Acquisition, we applied to FINRA to (a) change our corporate name from “Armeau Brands Inc.” to “SanSal Wellness Holdings, Inc.” (with a comparable change in our trading symbol from ARUU to SSWH); (b) authorize a class of “blank check” preferred stock; and (c) implement a six-for-one forward stock split. The name and trading symbol change was effective as of November 7, 2017 and the stock split was implemented on November 9, 2017.

The above summary of the SanSal Acquisition and the related transactions described above is qualified in its entirety by reference to the copies of the Exchange Agreement, the employment agreements, the Incentive Plan and the Voting Agreement, filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Report, respectively and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 of this Report is incorporated into this item by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosure set forth in Item 2.01 of this Report is incorporated into this item by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

As SanSal, the Company’s operating subsidiary, has a December 31 fiscal year-end, the Company has elected to change its fiscal year-end from January 31 to December 31, effective for the year ending December 31, 2017. The Company will cover such transition by filing a Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and an Annual Report on form 10-K for the year ending December 31, 2017.

Item 8.01	Other Events.

The disclosure set forth in Item 2.01 of this Report is incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired. The following financial statements of SanSal are filed with this Report:

Independent Auditor’s Report

Consolidated Balance Sheets at December 31, 2016 and December 31, 2015

Consolidated Statements of Operations and Members’ Equity for the year ended December 31, 2016 and the period from February 20, 2015 (Date of Inception) to December 31, 2015

Consolidated Statements of Cash Flows for the year ended December 31, 2016 and the period from February 20, 2015 (Date of Inception) to December 31, 2015

Notes to Consolidated Financial Statements

Consolidated Balance Sheets at June 30, 2017 and June 30, 2016 (unaudited)

Consolidated Statements of Operations and Members’ Equity for the six month periods ended June 30, 2017 and 2016 (unaudited)

Consolidated Statements of Cash Flows for the six month periods ended June 30, 2017 and 2016 (unaudited)

Notes to Unaudited Consolidated Financial Statements

(b)       Pro forma financial information. The following pro forma financial information of SanSal and the Company is filed with this Report:

Unaudited Pro Forma Combined Financial Information for the six months ended June 30, 2017 and the six months ended July 31, 2017

Unaudited Pro Forma Combined Balance Sheet

Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2017 and the six months ended July 31, 2017

Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2016 and the year ended January 31, 2017

(d)       Exhibits

Exhibit Number	Description

10.1	Securities Exchange Agreement(1)

10.2	Employment Agreement with Alexander M. Salgado(1)

10.3	Employment Agreement with Erduis Sanabria(1)

10.4	2017 Stock Incentive Plan(1)

10.5	Voting Agreement(1)

(1)	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2017	SANSAL WELLNESS HOLDINGS, INC.

	By:	/s/ Alexander M. Salgado
Alexander M. Salgado, Chief Executive Officer

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

271 LAKE DAVIS HOLDINGS, LLC D/B/A SANSAL WELLNESS

Page

Independent Auditor’s Report	1

Consolidated Balance Sheets at December 31, 2016 and December 31, 2015	2

Consolidated Statements of Operations and Members’ Equity for the year ended December 31, 2016 and the period from February 20, 2015 (Date of Inception) to December 31, 2015	4

Consolidated Statements of Cash Flows for the year ended December 31, 2016 and the period from February 20, 2015 (Date of Inception) to December 31, 2015	5

Notes to Consolidated Financial Statements	6

Consolidated Balance Sheets at June 30, 2017 and June 30, 2016 (unaudited)	13

Consolidated Statements of Operations and Members’ Equity for the six month periods ended June 30, 2017 and 2016 (unaudited)	15

Consolidated Statements of Cash Flows for the six month periods ended June 30, 2017 and 2016 (unaudited)	16

Notes to Unaudited Consolidated Financial Statements	17

271 LAKE DAVIS HOLDINGS, LLC D/B/A SANSAL WELLNESS AND ARMEAU BRANDS INC.

Unaudited Pro Forma Combined Financial Information for the six months ended June 30, 2017 and the six months ended July 31, 2017	24

Unaudited Pro Forma Combined Balance Sheet	25

Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2017 and the six months ended July 31, 2017	26

Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2016 and the year ended January 31, 2017	27

Independent Auditors’ Report

To the Members

271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary
Miami, Florida

We have audited the accompanying consolidated financial statements of 271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary (a limited liability company), which comprise the consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of operations, members’ equity and cash flows for the year ended December 31, 2016 and for the period February 20, 2015 (Date of Inception) through December 31, 2015 and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of 271 Lake Davis Holdings, LLC dba Sansal and Subsidiary as of December 31, 2016 and 2015, and the results of its operations, changes in members’ equity and cash flows for the year ended December 31, 2016 and for the period February 20, 2015 (Date of Inception) through December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Bridge West, LLC
Longmont, CO

April 17, 2017

271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary
Consolidated Balance Sheets

December 31, 2016 and 2015

ASSETS	2016	2015
CURRENT ASSETS
Cash and Cash Equivalents	$95,591	$17,788
Inventories	546,623	7,500
Prepaid Expenses	—	19,846
Receivables	—	3,250
Total Current Assets	$642,214	$48,384

PROPERTY AND EQUIPMENT
Land & Land Improvements	$364,825	$270,116
Building and Improvements	1,427,130	52,116
Greenhouse	691,456	—
Machinery and Equipment	693,734	—
Furniture and Fixtures	257,242	11,141
Computer Equipment	21,019	7,077
Truck	16,161	14,461
Construction in Progress	—	774,790
	$3,471,567	$1,129,701
Less Accumulated Depreciation	(73,318)	(1,345)
Net Property and Equipment	$3,398,249	$1,128,356

OTHER ASSETS
Land - held for investment	$69,000	$69,000
Capital Lease Asset - not in service	815,180	$—
Total Other Assets	$884,180	$69,000

TOTAL ASSETS	$4,924,643	$1,245,740

See Accompanying Notes to Consolidated Financial Statements

LIABILITIES AND MEMBERS' EQUITY	2016	2015
CURRENT LIABILITIES
Accounts Payable	$13,828	$32,554
Current Portion of Long Term Debt	390,600	14,000
Accrued Expenses	6,756	—
Total Current Liabilities	$411,184	$46,554

LONG-TERM DEBT
Note Payable	$125,149	$137,614
Mortgage Payable	50,603	53,102
Capital Lease Obligation	538,254	—
Less Current Portion	(390,600)	(14,000)
Net Long-Term Debt	$323,406	$176,716

MEMBERS' EQUITY	$4,190,053	$1,022,470

TOTAL LIABILITIES AND MEMBERS' EQUITY	$4,924,643	$1,245,740

271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary
Consolidated Statements of Operations and Members’ Equity

For the Year Ended December 31, 2016 and for the Period February 20, 2015
(Date of Inception) through December 31, 2015

	2016	2015

Net sales	$76,232	$—

Cost of sales	42,793	—

Gross profit	$33,439	$—

Operating Expenses
Cultivation	$478,707	$—
Processing	186,512	27,129
Selling, General and Administrative	788,521	156,755
Total Operating Expenses	$1,453,740	$183,884
Operating income (loss)	$(1,420,301)	$(183,884)

Other income (expenses)
Miscellaneous income	$—	$5,000
Total Other income (expenses)	$—	$5,000

NET INCOME (LOSS)	$(1,420,301)	$(178,884)

Members' equity - Beginning of year	1,022,470	—

Contributions	4,587,884	1,201,354

Members' equity - End of year	$4,190,053	$1,022,470

See Accompanying Notes to Consolidated Financial Statements

271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary
Consolidated Statements of Cash Flows

For the Year Ended December 31, 2016 and for the Period February 20, 2015
(Date of Inception) through December 31, 2015

	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(1,420,301)	$(178,884)
Adjustments to Reconcile Net Income (Loss) to Net Cash
Provided (Used) by Operating Activities
Depreciation	71,973	1,345
Changes in Operating Assets and Liabilities
Inventories	(539,123)	(7,500)
Other Current Assets	23,096	(23,096)
Accounts Payable and Other Current Liabilities	(11,970)	32,554

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	$(1,876,325)	$(175,581)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(2,341,866)	(997,794)
Payment for Capital Lease	(215,606)	—

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	$(2,557,472)	$(997,794)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of Notes Payable	$(14,964)	$(10,191)
Payments of Capital Lease Obligation	(61,320)	—
Contributions from Members' - net	4,587,884	1,201,354

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	$4,511,600	$1,191,163
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$77,803	$17,788
CASH AND CASH EQUIVALENTS - Beginning of Year	17,788	—

CASH AND CASH EQUIVALENTS - End of Year	$95,591	$17,788

See Accompanying Notes to Consolidated Financial Statements

271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary
Notes to Consolidated Financial Statements

For the Year Ended December 31, 2016 and for the Period February 20, 2015
(Date of Inception) through December 31, 2015

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary (the “Company”), a Delaware limited liability company produces hemp from field to a processed oil. During 2015, the Company received approval to grow and process hemp from Colorado Department of Agriculture.

Sansal, LLC was a wholly owned subsidiary that was merged into 271 Lake Davis Holdings, LLC in January 2016.

Principles of Consolidation

The accompanying consolidated financial statements reflect the accounts of 271 Lake Davis Holdings, LLC dba Sansal Wellness and Subsidiary and its wholly owned subsidiary, Sansal, LLC. All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from these estimates.

Fair Value Measurement

The estimated fair values of the Company’s short-term financial instruments, including receivables and payables arising in the ordinary course of business, approximate their individual carrying amounts due to the relatively short period of time between their origination and expected realization.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At times, cash and cash equivalents may be in excess of FDIC insurance limits.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification No. 605, “Revenue Recognition” (“ASC-605”), ASC-605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product or servicers has not been delivered or provided or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

Inventories consist of growing and processed plants and oils and are valued at the lower of cost or market. In evaluating whether inventories are stated at lower of cost or market, management considers such factors as inventories in hand, estimated time to sell such inventories and current market conditions. Write-offs for inventory obsolescence are recorded when, in the opinion of management, the value of specific inventory items has been impaired.

Property and Equipment

Purchase of property and equipment are recorded at cost. Improvements and replacements of property and equipment are capitalized. Maintenance and repairs that do not improve or extend the lives of property and equipment are charged to expense as incurred. When assets are sold or retired, their cost and related accumulated depreciation are removed from the accounts and any gain or loss is reported in the Statements of Income. Depreciation is provided over the estimated economic useful lives of each class of assets and is computed using the straight-line method. Total depreciation expense was $71,973 for the year ended December 31, 2016 and $1,345 for the period February 20, 2015 (Date of Inception) through December 31, 2015.

Estimated economic useful lives of property and equipment range from 3 to 39 years.

Impairment of Long-Lived Assets

The carrying value of long-lived assets are reviewed when facts and circumstances suggest that the assets may be impaired or that the amortization period may need to be changed. The Company considers internal and external factors relating to each asset, including cash flows, local market developments, industry trends and other publicly available information. If these factors and the projected undiscounted cash flows of the Company over the remaining amortization period indicate that the asset will not be recoverable, the carrying value will be adjusted to the fair market value. No adjustment was considered necessary for the year ended December 31, 2016 and for the period February 20, 2015 (Date of Inception) through December 31, 2015.

Start-up Costs

Start-up costs or expense are initial costs incurred in creating and organizing a company. Startup costs usually include legal and promotional fees to establish the company with the state and federal government. Start-up costs can also include opening a new facility, introducing new products or services, conducting business in a new territory, conducting business with an entirely new class of customers, and costs relating to performing feasibility studies, among others.

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Start-up Costs (Continued)

Pursuant to Section 195 of the Internal Revenue Code of 1986, as amended (“Section 195”), start-up expenditures are permitted to be capitalized and amortized over a maximum period of 180 months. According to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 720-15, Start-up Costs, start-up costs are expensed as incurred. The Company recorded $178,884 in start-up expenses for the period February 20, 2015 (Date of Inception) through December 31, 2015.

Income Taxes

The Company is a Limited Liability Company (“LLC”) for income tax purposes. In lieu of corporate income taxes, the owners are taxed on their proportionate shares of the Company’s taxable income. Accordingly, no liability for federal or state income taxes and no provision for federal or state income taxes have been included in the financial statements.

In accordance with Financial Accounting Standards Board ASC Topic 740, Income Taxes, management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. The Company is subject to income tax examinations by the U.S. federal, state, or local tax authorities since inception. Interest and penalties are classified as expense as incurred.

Under Federal law, the Company is a taxable entity and is subject to Federal income tax. Pursuant to Section 280E of the Internal Revenue Code of 1986, as amended (“Section 280E”) the Company may not be permitted to take tax deductions for certain operating expenses. According to Section 280E, cost of goods sold are considered the only deductible expenses under Federal case law. Cost of goods sold determined under U.S. GAAP may differ from that calculated under Section 280E.

Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Related Party Transactions (Continued)

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which statements of operation are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which statements of operations are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Subsequent Events

The Company has evaluated subsequent events through April 17, 2017, the date on which the financial statements were issued.

Reclassifications

Certain reclassifications have been made in the 2016 consolidated financial statements to conform to classifications used in 2015.

NOTE 2: INVENTORIES

Detail of inventories are as follows for December 31:

	2016	2015
Inventory
Work In Progress	$546,623	$7,500
Reserve	—	$—
Inventory - net of reserve	$546,623	$7,500

As of December 31, 2016, work in progress represented plants in various stages of grow cycles, harvested plant material and whole plant extracts in various stages of the production cycle that was not yet packaged.

NOTE 3: LONG-TERM DEBT

Long-term debt consisted of the following at December 31:

	2016	2015

Note Payable - Siloam Road dated February 5, 2015. The note requires monthly payments of $1,618 that bears interest at 6.00% per annum until February 1, 2020 when the balance is due in full. The note is secured by specific assets.	$125,149	$137,614

Mortgage Payable dated January 7, 2015. The note requires monthly payments of $466 that bears interest at 6.00% per annum until January 7, 2030 when the balance is due in full. The loan is secured by specific assets.	50,603	53,102

Capital Lease Payable - NFS Leasing dated February 10, 2016. The lease requires monthly payments of $32,850 until May 2018 when the Company may purchase the equipment for $1.	538,254	—

	714,006	190,716
Current Portion of Notes Payable	(14,600)	(14,000)
Current Portion of Captial Lease	(376,000)	—
Long-Term Debt - net of current portion	$323,406	$176,716

Future principal payments for the next 5 years are as follows for the years ended December 31:

2017	$390,600
2018	$178,054
2019	$17,000
2020	$18,100
2021	$18,300
Thereafter	$91,952
$714,006

NOTE 4: CAPITAL LEASES

The Company leases a piece of equipment that expires in July 2019. Management has classified this lease as a capital lease. The leased asset included in other assets on the balance sheet was as follows as of December 31:

2016
Equipment - not placed in service	$815,180

As of December 31, 2016, minimum rental commitments under the capital lease are as follows:

2017	$394,200
2018	164,250
Total Minimum Lease Payments	$558,450
Less Amounts Representing Interest	(20,196)
Present Value of Net Minimum Lease Payments	$538,254

NOTE 5: OPERATING LEASES

On January 15, 2017, the Company entered an agreement with Pueblo, CO Board of Water Works to lease water for the Company’s cultivation process. The agreement went into effect as of November 1, 2016 with a term of 10 years expiring on October 31, 2026, with an option to extend the lease upon expiration for 10 additional years. This agreement replaced previously entered agreements with Pueblo, CO Board of Water Works. The lease requires annual non-refundable minimum service fees of $15,000 and a usage charge of $1,063 per acre for 30 acres. The minimum service fees and usage charges are subject to escalators for each year based upon percentage increases of Pueblo, CO Board of Water Works rates from the previous calendar year. Total water lease expense was $61,638 for the year ended December 31, 2016 and $27,129 for the period February 20, 2015 (Date of Inception) through December 31, 2015.

On July 12, 2016, the Company entered an agreement to lease office space for a sales office for a term of 15 months expiring on October 31, 2017. The agreement requires monthly lease payments of $4,078 and included three free months of rent forgiven.

On November 9, 2016, the Company entered an agreement to lease office space for a sales office for a term of 7 months expiring on May 31, 2017. The lease requires monthly lease payments of $704.

NOTE 6: SUPPLEMENTAL CASHFLOW DISCLOSURE

The Company paid interest of $28,717 and $9,409 during the years ended December 31, 2016 and 2015, respectively.

The Company paid no income taxes during the year ended December 31, 2016 and 2015.

In January 2015, the Company acquired a lot in the amount of $66,000 from one of its member of the Company by assuming a mortgage payable in the amount of $55,200 and a capital contribution of account of $10,800.

In April 2015, the Company purchased land through a note payable in the amount of $145,782.

During 2015, the two members paid for fixed assets in the amount of approximately $930,000 which has been reflected as capital contribution.

In August 2016, the Company acquired a piece of equipment through a capital lease in the amount of $599,574.

NOTE 7: SUBSEQUENT EVENTS

In February 2017, the Company distributed land held for investment and the related mortgage note payable to one of the members.

271 Lake Davis Holdings, LLC dba Sansal Wellness

Consolidated Balance Sheets (Unaudited)

June 30, 2017 and 2016

ASSETS	2017	2016
CURRENT ASSETS
Cash and Cash Equivalents	$5,508	$189
Inventories	1,327,217	300,985
Prepaid Expenses	15,639	5,081
Advance to Partners	—	66,392
Receivables	—	3,461
Total Current Assets	$1,348,364	$376,108

PROPERTY AND EQUIPMENT
Land & Land Improvements	$398,126	$334,786
Building and Improvements	1,437,805	1,184,470
Greenhouse	684,635	555,606
Machinery and Equipment	1,168,862	522,750
Furniture and Fixtures	143,014	94,264
Computer Equipment	17,607	12,620
Truck	16,160	16,160
Capital Lease Asset	815,180	815,180
	$4,681,389	$3,535,836
Less Accumulated Depreciation	(172,540)	(37,332)
Net Property and Equipment	$4,508,849	$3,498,504

OTHER ASSETS
Land - held for investment	$—	$69,000
Deposits	—	66,673
Total Other Assets	$—	$135,673

TOTAL ASSETS	$5,857,213	$4,010,285

See Accompanying Notes to Unaudited Consolidated Financial Statements

LIABILITIES AND MEMBERS’ EQUITY	2017	2016
CURRENT LIABILITIES
Accounts Payable	$11,387	$—
Accrued Payroll	150,000	8,756
Accrued Interest	6,342	—
Notes Payable Partners	876,340	—
Current Portion of Long Term Debt	390,600	390,600

Total Current Liabilities	$1,434,669	$399,356

LONG-TERM DEBT
Note Payable	$117,300	$130,315
Mortgage Payable	—	53,102
Capital Lease Obligation	538,254	599,574
Less Current Portion	(390,600)	(390,600)
Net Long-Term Debt	$264,954	$392,391

MEMBERS’ EQUITY	$4,157,590	$3,218,538

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,857,213	$4,010,285

See Accompanying Notes to Unaudited Consolidated Financial Statements

271 Lake Davis Holdings, LLC dba Sansal Wellness

Consolidated Statements of Operations and Members’ Equity
(Unaudited)

For the Six Month Periods Ended June 30, 2017 and 2016

	Six Month Period Ended June 30
	2017	2016

Net sales	$500,305	$11,773

Cost of sales	250,602	9,500

Gross profit	$249,703	$2,273

Operating Expenses
Cultivation	$—	$31,124
Processing	2,966	52,105
Selling, General and Administrative	794,570	239,547
Total Operating Expenses	$797,536	$322,776
Operating loss	$(547,833)	$(320,503)

NET LOSS	$(547,833)	$(320,503)

Members’ equity - Beginning of period	4,190,053	1,022,470

Contributions (Distributions)	515,370	2,516,571

Members’ equity - End of period	$4,157,590	$3,218,538

See Accompanying Notes to Unaudited Consolidated Financial Statements

271 Lake Davis Holdings, LLC dba Sansal Wellness
Consolidated Statements of Cash Flows (Unaudited)

For the Six Month Periods Ended June 30, 2017 and 2016

	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(547,833)	$(320,503)
Adjustments to Reconcile Net Loss to Net Cash
Provided (Used) by Operating Activities
Depreciation	99,222	35,987
Changes in Operating Assets and Liabilities
Inventories	(780,594)	(293,485)
Other Current Assets	(15,639)	14,554
Deposits	—	(66,673)
Accounts Payable and Other Current Liabilities	147,145	(23,798)
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	$(1,097,699)	$(653,918)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(394,642)	(1,590,955)
Payment for Capital Lease	—	(215,606)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	$(394,642)	$(1,806,561)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of Notes Payable	$(7,849)	$(7,299)
Proceeds from Note Payable Partners	876,340	—
Payments on Advance to Partners	—	(66,392)
Contributions from Members’ - net	533,767	2,516,571
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	$1,402,258	$2,442,880
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(90,083)	$(17,599)
CASH AND CASH EQUIVALENTS - Beginning of Year	95,591	17,788
CASH AND CASH EQUIVALENTS - End of Year	$5,508	$189

See Accompanying Notes to Unaudited Consolidated Financial Statements

271 Lake Davis Holdings, LLC dba Sansal Wellness

Notes to Unaudited Consolidated Financial Statements

For the Three and Six Month Periods Ended June 30, 2017 and 2016

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

271 Lake Davis Holdings, LLC dba Sansal Wellness (the “Company”), a Delaware limited liability company produces hemp from field to a processed oil. During 2015, the Company received approval to grow and process hemp from Colorado Department of Agriculture.

Sansal, LLC was a wholly owned subsidiary that was merged into 271 Lake Davis Holdings, LLC in January 2016.

Principles of Consolidation

The accompanying consolidated financial statements reflect the accounts of 271 Lake Davis Holdings, LLC dba Sansal Wellness and its wholly owned subsidiary, Sansal, LLC. All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from these estimates.

Fair Value Measurement

The estimated fair values of the Company’s short-term financial instruments, including receivables and payables arising in the ordinary course of business, approximate their individual carrying amounts due to the relatively short period of time between their origination and expected realization.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At times, cash and cash equivalents may be in excess of FDIC insurance limits.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification No. 605, “Revenue Recognition” (“ASC-605”), ASC-605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product or servicers has not been delivered or provided or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

271 Lake Davis Holdings, LLC dba Sansal Wellness

Notes to Unaudited Consolidated Financial Statements

For the Three and Six Month Periods Ended June 30, 2017 and 2016

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories consist of growing and processed plants and oils and are valued at the lower of cost or market. In evaluating whether inventories are stated at lower of cost or market, management considers such factors as inventories in hand, estimated time to sell such inventories and current market conditions. Write-offs for inventory obsolescence are recorded when, in the opinion of management, the value of specific inventory items has been impaired.

Property and Equipment

Purchase of property and equipment are recorded at cost. Improvements and replacements of property and equipment are capitalized. Maintenance and repairs that do not improve or extend the lives of property and equipment are charged to expense as incurred. When assets are sold or retired, their cost and related accumulated depreciation are removed from the accounts and any gain or loss is reported in the Statements of Income. Depreciation is provided over the estimated economic useful lives of each class of assets and is computed using the straight-line method. Total depreciation expense was $49,611 and $17,993 for the three month period and $99,222 and $35,987 for the six month period ended June 30, 2017 and 2016, respectively. Estimated economic useful lives of property and equipment range from 3 to 39 years.

Impairment of Long-Lived Assets

The carrying value of long-lived assets are reviewed when facts and circumstances suggest that the assets may be impaired or that the amortization period may need to be changed. The Company considers internal and external factors relating to each asset, including cash flows, local market developments, industry trends and other publicly available information. If these factors and the projected undiscounted cash flows of the Company over the remaining amortization period indicate that the asset will not be recoverable, the carrying value will be adjusted to the fair market value. No adjustment was considered necessary for the six month period ended June 30, 2017 and 2016, respectively.

Income Taxes

The Company is a Limited Liability Company (“LLC”) for income tax purposes. In lieu of corporate income taxes, the owners are taxed on their proportionate shares of the Company’s taxable income. Accordingly, no liability for federal or state income taxes and no provision for federal or state income taxes have been included in the financial statements.

In accordance with Financial Accounting Standards Board ASC Topic 740, Income Taxes, management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. The Company is subject to income tax examinations by the U.S. federal, state, or local tax authorities since inception. Interest and penalties are classified as expense as incurred.

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which statements of operation are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which statements of operations are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Subsequent Events

The Company has evaluated subsequent events through November 27, 2017, the date on which the financial statements were issued.

NOTE 2: INVENTORIES

Detail of inventories are as follows for June 30:

	2017	2016
Inventory
Finished Goods	$272,167	$—
Work In Progress	1,055,050	300,985
Inventory	$1,327,217	$300,985

As of June 30, 2017 and 2016, work in progress represented plants in various stages of grow cycles, harvested plant material and whole plant extracts in various stages of the production cycle that was not yet packaged.

271 Lake Davis Holdings, LLC dba Sansal Wellness

Notes to Unaudited Consolidated Financial Statements

For the Three and Six Month Periods Ended June 30, 2017 and 2016

NOTE 3: LONG-TERM DEBT

Long-term debt consisted of the following at June 30:

	2017	2016
Note Payable - Siloam Road dated February 5, 2015. The note requires monthly payments of $1,618 that bears interest at 6.00% per annum until February 1, 2020 when the balance is due in full. The note is secured by specific assets.	$117,300	$130,315

Mortgage Payable dated January 7, 2015. The note required monthly payments of $466 that bears interest at 6.00% per annum. The loan was secured by specific assets.	—	53,102

Capital Lease Payable - NFS Leasing dated February 10, 2016. The lease requires monthly payments of $32,850 until May 2018 when the Company may purchase the equipment for $1.	538,254	599,574

	655,554	782,991
Current Portion of Notes Payable	(14,600)	(14,600)
Current Portion of Captial Lease	(376,000)	(376,000)
Long-Term Debt - net of current portion	$264,954	$392,391

Future principal payments for the next 5 years are as follows for the years ended December 31:

2017	$390,600
2018	175,200
2019	14,000
2020	15,000
2021	15,000
Thereafter	45,754
$655,554

271 Lake Davis Holdings, LLC dba Sansal Wellness

Notes to Unaudited Consolidated Financial Statements

For the Three and Six Month Periods Ended June 30, 2017 and 2016

NOTE 4: CAPITAL LEASES

The Company leases a piece of equipment that expires in July 2019. Management has classified this lease as a capital lease. The leased asset included in other assets on the balance sheet was as follows as of June 30, 2017 and 2016:

Equipment - not placed in service	$815,180

As of June 30, 2017, minimum rental commitments under the capital lease are as follows:

2017	$407,651
2018	164,250
Total Minimum Lease Payments	$571,901
Less Amounts Representing Interest	(33,647)
Present Value of Net Minimum Lease Payments	$538,254

NOTE 5: OPERATING LEASES

On January 15, 2017, the Company entered an agreement with Pueblo, CO Board of Water Works to lease water for the Company’s cultivation process. The agreement went into effect as of November 1, 2016 with a term of 10 years expiring on October 31, 2026, with an option to extend the lease upon expiration for 10 additional years. This agreement replaced previously entered agreements with Pueblo, CO Board of Water Works. The lease requires annual non-refundable minimum service fees of $15,000 and a usage charge of $1,063 per acre for 30 acres. The minimum service fees and usage charges are subject to escalators for each year based upon percentage increases of Pueblo, CO Board of Water Works rates from the previous calendar year. Total water lease expense was $11,724 and $18,693 for the three month period and $23,448 and $28,894 for the six month period ended June 30, 2017 and 2016, respectively.

On July 12, 2016, the Company entered an agreement to lease office space for a sales office for a term of 15 months expiring on October 31, 2017. The agreement requires monthly lease payments of $4,078 and included three free months of rent forgiven.

On November 9, 2016, the Company entered an agreement to lease office space for a sales office for a term of 7 months expiring on May 31, 2017. The lease required monthly lease payments of $704 and was not renewed.

271 Lake Davis Holdings, LLC dba Sansal Wellness

Notes to Consolidated Financial Statements

For the Three and Six Month Periods Ended June 30, 2017 and 2016

NOTE 5: OPERATING LEASES (CONTINUED)

As of June 30, 2017, minimum rental commitments under the operating leases are as follows:

2017	$37,690
2018	27,756
2019	27,756
2020	27,756
2021	27,756
Thereafter	76,654
$225,368

NOTE 6: RELATED PARTY

The Company also entered into various note payables with owners of the company between March 2017 and June 2017. The notes bear interest between 2.00% and 3.00% per annum. Principal and interest is payable in one installment due upon the earlier of 120 days after the Company consummating a reverse merger or nine months after the date of the note. The balances due on these notes was $876,340 as of June 30, 2017.

NOTE 7: SUPPLEMENTAL CASHFLOW DISCLOSURE

The Company paid interest of $0 and $7,246 for the three month periods and $8,205 and $12,784 during the six month periods ended June 30, 2017 and 2016, respectively.

The Company paid no income taxes during the three and six month periods ended June 30, 2017 and 2016.

In February 2017, the Company distributed land held for investment of $69,000 and the related mortgage note payable with a balance of $50,603 to one of the members.

NOTE 8: SUBSEQUENT EVENTS

Effective September 27, 2017, the Company completed a reverse merger transaction with Armeau Brands, Inc. (“Armeau”), whereby Armeau acquired 100% of the issued and outstanding limited liability company membership interests of the Company in exchange for 7,800,000 restricted shares of Armeau common stock, which represented 100% of 271 Lake Davis Holdings LLC’s total member units outstanding immediately following the closing of the transaction. As a result of the reverse merger transaction, the Company became a wholly-owned subsidiary and the former members of the Company became the owners of Armeau. Armeau the changed their name to “Sansal Wellness Holdings, Inc.

271 Lake Davis Holdings, LLC dba Sansal Wellness

Notes to Unaudited Consolidated Financial Statements

For the Three and Six Month Periods Ended June 30, 2017 and 2016

NOTE 8: SUBSEQUENT EVENTS (CONTINUED)

The Company approved their 2017 Incentive Stock Plan on September 27, 2017, which authorizes the Company to grant or issue non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other equity awards up to a total of 1.250 million shares. The Company’s outstanding stock options have a 10-year term. Outstanding non-qualified stock options granted to employees and a consultant vested immediately.

On September 27, 2017, 550,003 stock options were granted with a weighted average price of $0.50 per share. 441,668 of the granted shares were non-qualified and vested immediately. The Company estimated the fair value of each stock option on the date of grant using the Black Scholes valuation model and expensed $198,476 for the immediately vested non-qualified stock options.

On November 9, 2017, Financial Industry Regulatory Authority authorized a 6-for-1 forward split of the Company’s issued and outstanding shares of common stock in the form of a stock dividend. Accordingly, shareholders of the Company as of the record date of November 9, 2017 received five additional shares of common stock for each share then held.

On November 27, 2017 an additional 565,000 shares of common stock were approved for issuance with effective dates in October 2017 for net proceeds of $279,000.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION FOR THE

SIX MONTHS ENDED JUNE 30, 2017 AND THE SIX MONTHS ENDED JULY 31, 2017

Effective September 27, 2017, Armeau Brands Inc. entered into a Securities Exchange Agreement (the “Exchange Agreement”) with all the members of 271 Lake Davis Holdings, LLC, a Delaware limited liability company d/b/a/ SanSal Wellness (“SanSal”), pursuant to which SanSal became a wholly-owned subsidiary of the Company (the “SanSal Acquisition”).

The unaudited combined pro forma balance sheet includes the balance sheet of SanSal at June 30, 2017 and the balance sheet of Armeau Brands Inc. at July 31, 2017.

The unaudited combined pro forma statement of operations includes the statement of operations of SanSal for the six months ended June 30, 2017 and the statement of operations of Armeau Brands Inc. for the six months ended July 31, 2017.

The unaudited combined pro forma statement of operations includes the statement of operations of SanSal for the year ended December 31, 2016 and the statement of operations of Armeau Brands Inc. for the year ended January 31, 2017.

In the opinion of the Company’s management, all adjustments necessary to present fairly such unaudited pro forma financial statements have been made as described below:

(a)	7.5 million common stock shares were contributed to the Company by a Shareholder. These shares were subsequently retired

(b)	7.8 million shares of common stock were issued in exchange for all of the member units of 271 Lake Davis Holdings, LLC

(c)	The Company issued 340,000 shares of common stock and received net proceeds of $150,050.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the actual results had the SanSal Acquisition occurred at the beginning of the six months ended June 30, 2017, nor do they purport to indicate the results of future operations or financial position of the either Company.

The unaudited pro forma combined financial statements should be read in connection with the historical financial statements and notes thereto of SanSal and Armeau Brands Inc.

Matters discussed in this unaudited pro forma combined financial information, including any discussion of or impact, expressed or implied, on the Company’s anticipated operating results.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	SanSal	Armeau
	Wellness	Brands, Inc.
	June 30, 2017	July 31, 2017	ADJUSTMENTS		PRO FORMA

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$5,508	$738	$150,030	(c)	$156,276
Inventories	1,327,217	—	—		1,327,217
Prepaid Expenses	15,639	—	—		15,639
Advance to Partner	—	—	—		—
Receivables	—	—	—		—
Total Current Assets	$1,348,364	$738	$150,030		$1,499,132

PROPERTY AND EQUIPMENT	$3,866,209	$—	$—		$3,866,209
Less Accumulated Depreciation	(172,540)	—	—		(172,540)
Net Property and Equipment	$3,693,669	$—	$—		$3,693,669

OTHER ASSETS
Land - held for investment	$—	$—	$—		$—
Deposits	—	—	—		—
Capital Lease Asset - not in service	815,180	—	—		815,180
Total Other Assets	$815,180	$—	$—		$815,180

TOTAL ASSETS	$5,857,213	$738	$150,030		$6,007,981

LIABILITIES AND MEMBERS’/STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$11,387	$99	$—		$11,486
Accrued Expenses	150,000	—	—		150,000
Accrued Interest	6,342	—	—		6,342
Current Portion of Long Term Debt	1,266,940	—	—		1,266,940

Total Current Liabilities	$1,434,669	$99	$—		$1,434,768

LONG-TERM DEBT
Note Payable	$117,300	$—	$—		$117,300
Notes Payable Partners	876,340	—	—		876,340
Capital Lease Obligation	538,254	—	—		538,254
Less Current Portion	(1,266,940)	—	—		(1,266,940)
Net Long-Term Debt	$264,954	$—	$—		$264,954

MEMBERS’/STOCKHOLDERS’ EQUITY
Common Stock, Authorized: 200,000,000 commons shares, $0.01 par value 9,450,000 shares issued and outstanding	$—	$9,450			$10,090
10,423,334 pro forma shares issued and			$(7,500	)(a)
outstanding			$7,800	(b)
			340	(c)

Additional Paid In Capital	—	125,237	$7,500	(a)	4,432,217
			4,149,790	(b)
			149,690	(c)

Members’ Equity	4,157,590		(4,157,590	)(b)	—

Deficit	—	(134,048)	—		(134,048)

TOTAL MEMBERS’/STOCKHOLDERS’ EQUITY	$4,157,590	$639	$150,030		$4,308,259

TOTAL LIABILITIES AND MEMBERS’ / STOCKHOLDERS’ EQUITY	$5,857,213	$738	$150,030		$6,007,981

Explanation of Pro forma Adjustments
(a)	7.5 million common stock shares were contributed to the Company by a Shareholder. These shares were subsequently retired
(b)	7.8 million shares of common stock were issued in exchange for all of the member units of SanSal Wellness
(c)	The Company issued 340,000 shares of common stock and received net proceeds of $150,050.

See Managements Explanation of the Unaudited Pro forma Combined Financial Information.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	SanSal	Armeau
	Wellness	Brands, Inc.
	Six Months Ended	Six Months Ended
	June 30, 2017	July 31, 2017	ADJUSTMENTS	PRO FORMA

Net sales	$500,305	$—	$—	$500,305

Cost of sales	250,602	—	—	250,602

Gross profit	$249,703	$—	$—	$249,703

Operating Expenses
Cultivation	$—	$—	$—	$—
Processing	2,966	—	—	2,966
Selling, General and Administrative	794,570	13,955	—	808,525
Total Operating Expenses	$797,536	$13,955	$—	$811,491
Operating income (loss)	$(547,833)	$(13,955)	$—	$(561,788)

NET INCOME (LOSS)	$(547,833)	$(13,955)	$—	$(561,788)

Explanation of Pro forma Adjustments
No Pro forma Adjustments were made to the Combined Statement of Operations

See Managements Explanation of the Unaudited Pro forma Combined Financial Information.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	SanSal	Armeau
	Wellness	Brands, Inc.
	Year Ended	Year Ended
	December 31, 2016	January 31, 2017	ADJUSTMENTS	PRO FORMA

Net sales	$76,232	$—	$—	$76,232

Cost of sales	42,793	—	—	42,793

Gross profit	$33,439	$—	$—	$33,439

Operating Expenses
Cultivation	$478,707	$—	$—	$478,707
Processing	186,512	—	—	186,512
Selling, General and Administrative	788,521	43,714	—	832,235
Total Operating Expenses	$1,453,740	$43,714	$—	$1,497,454
Operating income (loss)	$(1,420,301)	$(43,714)	$—	$(1,464,015)

NET INCOME (LOSS)	$(1,420,301)	$(43,714)	$—	$(1,464,015)

Explanation of Pro forma Adjustments
No Pro forma Adjustments were made to the Combined Statement of Operations

See Managements Explanation of the Unaudited Pro forma Combined Financial Information.